Exhibit 99.2
3rd Quarter Presentation
May 25, 2011

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2011 third quarter results are unaudited. This presentation contains “forward-looking statements”
 which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,”
 “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project” and similar expressions, as well as statements in future tense, identify forward looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk
 Factors” of the Company’s Annual Report on Form 10-K for the year ended July 31, 2010, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).
 The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included on slides 11 through 13 of this presentation.

Q3-2011 Overview
■ Contract revenue of $252.4 million grew organically 2.7% year-over-
 year after adjusting for revenues from acquired companies
■ Non-GAAP income of $0.10 per share compared to $0.02 per share in the prior year
■ Backlog increased sequentially to $1.373 billion
■ Repurchased 1,278,100 shares at an average price of $16.63 per share for a total of $21.3 million during Q3-11; Additional $20 million authorized for share repurchases over next 18 months
Note: See “Regulation G Disclosure” slides 11-12 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue % by Customer - Top 5 in Q3-11
25%
20%
15%
10%
5%
0%
21.1%
22.4%
13.7%
14.0%
11.0%
11.8%
8.7%
9.7%
7.1%
3.4%
AT&T
Comcast
CenturyLink
Verizon
Windstream
Q3 2011
Q3 2010

Non-GAAP Organic Revenue - Top 5 and All Other Customers
20%
10%
0%
(10)%
(20)%
(30)%
6.8%
2.5%
-12.5%
-13.7%
-16.0%
-18.6%
-10.0%
-9.8%
-9.4%
-3.2%
-3.3%
3.2%
-6.6%
-11.5%
-18.6%
-15.1%
-16.7%
-19.1%
-11.7%
-5.0%
8.1%
7.9%
1.3%
2.0%
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Current Top 5 Customers
All Other Customers

DYCOM INDUSTRIES INC.

Revenue Summary
■ Top 5 customers from Q3-11 represented 61.6% of
 revenue in Q3-11 and 61.2% of revenue in Q3-10
■ Windstream became Dycom’s fifth largest customer
 in Q3-11 with organic growth of 47.1%
■ Organic revenue growth of 2.7% on an overall basis,
 with revenue from Top 5 customers up 3.2% and
 combined revenue from all other customers up 2.0%
■ Recently acquired companies, Communication
 Services and NeoCom, contributed aggregate
 revenues of $14.4 million during the quarter
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc., Qwest Communications International, Inc. and Embarq Corporation for each period presented.
Note: See “Regulation G Disclosure” slide 11 for a reconciliation of GAAP to Non-GAAP financial measures.

Backlog ($ in millions)
$1,500
$1,250
$1,000
$750
$500
$935
$819
$1,078
$1,024
$1,114
$1,017
$1,316
$1,373
$582
$517
$684
$636
$640
$600
$730
$746
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
9,231
8,951
8,360
8,587
8,897
8,550
8,212
8,161
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
Number of employees

Current Awards and Extensions

DYCOM INDUSTRIES INC.

Backlog and Awards
Customers	Description	Area	Approximate Term (in years)
■Windstream	Engineering Services for Broadband Stimulus	Iowa, Missouri, New York, Pennsylvania	2
■Windstream	Construction Services for Broadband Stimulus	Kentucky, Georgia, New Mexico, Oklahoma, Texas	2
■Verizon	Construction and Maintenance Services	Massachusetts	5
■Charter	Construction and Maintenance Services	Missouri	1
■Various	Rural broadband	Washington, Kentucky, South Carolina, Georgia, Missouri, Virginia	1
Broadband stimulus backlog at $80 million with activity accelerating
Currently expect to perform at least $175 million in broadband related stimulus projects

Contract Revenues
($ in millions)
$300.0
$200.0
$100.0
$-
$231.6
$252.4
Q3-10
Q3-11

Customer Revenue Mix
100%
80%
60%
40%
20%
0%
79.8%
83.8%
$185
$211
18.0%
13.7%
$42
$35
2.2%
2.5%
Telecommunications
Underground Facility Locating
Electric and Gas Utilities and Other Construction Maintenance
($ in millions)
Q3 - 10
Q3 - 11

Non-GAAP Net income ($ in millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.6
$3.4
Q3-10
Q3-11

Summary Results
Fully Diluted EPS - Non-GAAP
Q3-10	Q3-11
$0.02	$0.10
Note: See “Regulation G Disclosure” slides 11-12 for a reconciliation of GAAP to Non-GAAP financial measures.
8.9%
Overall growth
2.7%
Organic change

Selected Information
(a) See “Regulation G Disclosure” slide 12 for a reconciliation of GAAP to Non-GAAP financial measures.
(b) Amounts may not foot due to rounding.
	Q3-11	Q3-10	Change (b)
($ in millions)
Contract Revenues	$252.4	$231.6	$20.7
Cost of Earned Revenues -Non-GAAP(a)	$206.4 81.8%	$191.3 82.6%	$15.1 (0.8)%
▪Cost of earned revenues as a percentage of
revenue decreased primarily as a result of
improved labor efficiency, partially offset by a 40
basis point increase in fuel costs from higher
gasoline prices

General & Administrative	$23.7 9.4%	$24.3 10.5%	$(0.6) (1.1)%	▪General and administrative expenses declined from reduced payroll and professional fees, offset by incremental expenses of Q2-11 acquisitions
Depreciation & Amortization	$15.5 6.1%	$15.9 6.8%	$(0.4) (0.7)%	▪Depreciation declined as a result of asset sales and the impact of assets becoming fully depreciated
Interest expense	$4.4 1.8%	$3.4 1.5%	$1.0 0.3%	▪Interest expense increased from higher debt balances outstanding, offset by reduced interest rate on long-term borrowings
Other Income, Net	$3.5 1.4%	$4.5 1.9%	$(1.0) (0.5)%	▪Other income declined with fewer assets being sold in the current period

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$6.9
$15.0
$5.5
$19.1
$11.4
$28.5
$4.3
$4.5
$6.9
-$8.2
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Cash flow from operating activities
Capital Expenditures, net of disposals

	April 30, 2011 ($ in millions)	
Cash and equivalents	$	89.0
Debt:		
7.125% Senior Subordinated Notes, due 2021	$	187.5
Senior Credit Agreement, due June 2015	$	-
Capital Leases	$	0.5
Letters of Credit outstanding	$	37.8
Availability on $225 million Senior Credit Agreement	$	127.8

DYCOM INDUSTRIES INC.

Cash Flow and Liquidity
■ Operating cash flows grew year-over-year
 reflecting improved operating results
■ Capital expenditures, net of disposals,
 were at $6.9 million
■ 1,278,100 shares repurchased for $21.3
 million, or $16.63 per share
■ Availability on Senior Credit agreement
 increased sequentially to $127.8 million

Summary
■ Experienced the effects of an improving environment
■ Broadband stimulus awards accelerated throughout the quarter
■ Deployment of new technologies by cable operators which enable them to increase the effective bandwidth of their networks
■ Increasing number of industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
■ Equity capitalization, after our share repurchases, is intended to significantly benefit our shareholders

Looking Ahead
■ Organic revenue which grows modestly generating high single digit to low double digit total growth
■ Margins and earnings which increase faster than revenues
■ Solid and growing cash flows dedicated to accretive acquisition opportunities and share repurchases as valuation and projected returns direct
■ Increasingly confident that trends are improving for a sustained period
 Q4 - 2011:
■ Organic revenue which grows mid single digits and total revenue which grows
 10%-15% year-over-year, after adjusting for last year’s 14 week quarter
■ Gross margins which improve year over year
■ General and administrative expenses influenced by performance based incentive plans resulting in an approximate 10% sequential quarterly increase
■ Depreciation and amortization which slightly increases on a quarterly sequential basis as a result of increasing capital expenditures
■ Other income which modestly increases year-over-year

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) %
($ in millions)

	GAAP - CONTRACT REVENUES			NON-GAAP ADJUSTMENTS (a)			NON-GAAP - CONTRACT REVENUES (a)			YEAR-OVER-YEAR CONTRACT REVENUES GROWTH (DECLINE) % (b)					
	Q3-11 Top 5 Customers	Q3-11 All Other Customers	Total Contract Revenues	Q3-11 Top 5 Customers	Q3-11 All Other Customers	Total	Non-GAAP Q3-11 Top 5 Customers	Non-GAAP Q3-11 All Other Customers	Total Non-GAAP Contract Revenues	Q3-11 Top 5 Customers		Q3-11 All Other Customers		Total Contract Revenues	
										GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
Q3-11	$ 155.6	$ 96.8	$ 252.4	$ (9.3)	$ (5.1)	$ (14.4)	$ 146.3	$ 91.7	$ 238.0	9.8%	3.2%	7.7%	2.0%	8.9%	2.7%
Q2-11	$ 133.0	$ 85.2	$ 218.2	$ (4.4)	$ (0.9)	$ (5.3)	$ 128.7	$ 84.3	$ 212.9	(0.1)%	(3.3)%	2.3%	1.3%	0.9%	(1.6)%
Q1-11	$ 157.1	$ 104.5	$ 261.6	$ -	$ -	$ -	$ 157.1	$ 104.5	$ 261.6	(3.2)%	(3.2)%	7.9%	7.9%	1.0%	1.0%
Q4-10	$ 168.2	$ 113.4	$ 281.5	$ (12.0)	$ (8.1)	$ (20.1)	$ 156.2	$ 105.3	$ 261.4	(2.4)%	(9.4)%	16.4%	8.1%	4.4%	(3.1)%
Q3-10	$ 141.7	$ 89.9	$ 231.6	$ -	$ -	$ -	$ 141.7	$ 89.9	$ 231.6	(12.6)%	(9.8)%	(5.9)%	(5.0)%	(10.1)%	(8.0)%
Q2-10	$ 133.1	$ 83.2	$ 216.3	$ -	$ -	$ -	$ 133.1	$ 83.2	$ 216.3	(12.0)%	(10.0)%	(11.8)%	(11.7)%	(11.9)%	(10.7)%
Q1-10	$ 162.2	$ 96.9	$ 259.1	$ -	$ -	$ -	$ 162.2	$ 96.9	$ 259.1	(23.4)%	(18.6)%	(20.7)%	(19.1)%	(22.4)%	(18.8)%
Q4-09	$ 172.3	$ 97.4	$ 269.7	$ -	$ -	$ -	$ 172.3	$ 97.4	$ 269.7	(16.0)%	(16.0)%	(16.7)%	(16.7)%	(16.3)%	(16.3)%
Q3-09	$ 162.2	$ 95.5	$ 257.7	$ (5.0)	$ (0.9)	$ (5.9)	$ 157.2	$ 94.6	$ 251.8	(10.9)%	(13.7)%	(14.3)%	(15.1)%	(12.2)%	(14.2)%
Q2-09	$ 151.2	$ 94.3	$ 245.5	$ (3.3)	$ (0.1)	$ (3.3)	$ 147.9	$ 94.3	$ 242.2	(10.5)%	(12.5)%	(18.5)%	(18.6)%	(13.8)%	(14.9)%
Q1-09	$ 211.8	$ 122.2	$ 334.0	$ (12.5)	$ (2.5)	$ (15.0)	$ 199.2	$ 119.7	$ 318.9	8.9%	2.5%	(9.6)%	(11.5)%	1.3%	(3.2)%
Q4-08	$ 205.2	$ 116.8	$ 322.1	$ -	$ -	$ -	$ 205.2	$ 116.8	$ 322.1	6.8%	6.8%	(6.6)%	(6.6)%	1.5%	1.5%
Q3-08	$ 182.0	$ 111.4	$ 293.4	$ -	$ -	$ -	$ 182.0	$ 111.4	$ 293.4						
Q2-08	$ 169.0	$ 115.8	$ 284.8	$ -	$ -	$ -	$ 169.0	$ 115.8	$ 284.8						
Q1-08	$ 194.4	$ 135.2	$ 329.6	$ -	$ -	$ -	$ 194.4	$ 135.2	$ 329.6						
Q4-07	$ 192.2	$ 125.1	$ 317.3	$ -	$ -	$ -	$ 192.2	$ 125.1	$ 317.3						

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q4-10 result from the Company’s
 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-
 GAAP basis for comparison purposes. The Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Three Months Ended April 30, 2011			Three Months Ended April 24, 2010		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 252,363	$ -	$ 252,363	$ 231,636	$ -	$ 231,636
Cost of earned revenues, excluding depreciation and amortization	207,045	(600) (a)	206,445	191,333	-	191,333
General and administrative expenses	23,678	-	23,678	24,297	-	24,297
Depreciation and amortization	15,491	-	15,491	15,852	-	15,852
Interest income	27	-	27	27	-	27
Interest expense	(4,422)	-	(4,422)	(3,386)	-	(3,386)
Loss on debt extinguishment	(2,557)	2,557 (b)	-	-	-	-
Other income, net	3,500	-	3,500	4,451	-	4,451
Income before income taxes	2,697	3,157	5,854	1,246	-	1,246
Provision (benefit) for income taxes (d)	1,208	1,256 (c)	2,464	(402)	999 (c)	597
Net income	$ 1,489	$ 1,901	$ 3,390	$ 1,648	$ (999)	$ 649
Diluted income per share	$ 0.04	$ 0.05	$ 0.10	$ 0.04	$ (0.03)	$ 0.02
Shares used in computing Diluted EPS:	35,323,667		35,323,667	39,054,443		39,054,443

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Cost of earned revenues for the three months ended April 30, 2011 includes a $0.6 million charge for the proposed settlement of wage and hour class action litigation.

(b) During Q3-11, the Company redeemed the remaining $48.4 million principal amount of its 8.125% senior subordinated notes due 2015 and recognized debt extinguishment costs of $2.6 million, comprised of call premiums associated with the redemption and the write-off of deferred debt issuance costs.

(c) Provision (benefit) for income taxes includes the tax effect of the other reconciling item identified herein. Additionally, for the three months ended April 24, 2010, the benefit for income taxes includes the reversal of $1.0 million for certain income tax liabilities that were no longer required.

(d) The provision (benefit) for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis this rate was 44.8% and (32.3)% for the three months ended April 30, 2011 and April 24, 2010, respectively. On a Non-GAAP basis, this rate was 42.1% and 47.9%, respectively, for the three months ended April 30, 2011 and April 24, 2010, respectively.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Nine Months Ended April 30, 2011			Nine Months Ended April 24, 2010		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 732,150	$ -	$ 732,150	$ 707,082	$ -	$ 707,082
Cost of earned revenues, excluding depreciation and amortization	597,987	(600) (a)	597,387	582,241	(1,550) (a)	580,691
General and administrative expenses	68,338	(223) (b)	68,115	71,698	-	71,698
Depreciation and amortization	46,894	-	46,894	46,558	-	46,558
Interest income	90	-	90	85	-	85
Interest expense	(11,903)	-	(11,903)	(10,470)	-	(10,470)
Loss on debt extinguishment	(8,296)	8,296 (c)	-	-	-	-
Other income, net	7,464	-	7,464	6,459	-	6,459
Income before income taxes	6,286	9,119	15,405	2,659	1,550	4,209
Provision for income taxes (e)	3,144	3,342 (d)	6,486	1,453	623 (d)	2,076
Net income	$ 3,142	$ 5,777	$ 8,919	$ 1,206	$ 927	$ 2,133
Diluted earnings per share	$ 0.09	$ 0.16	$ 0.25	$ 0.03	$ 0.02	$ 0.05
Shares used in computing Diluted EPS:	36,130,585		36,130,585	39,102,612		39,102,612

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Cost of earned revenues for the nine months ended April 30, 2011 and April 24, 2010 includes $0.6 million and $1.6 million, respectively, for legal settlement matters.

(b) General and administrative expenses for the nine months ended April 30, 2011 includes $0.2 million in acquisition related costs.

(c) During the nine months ended April 30, 2011, the Company repurchased $135.35 million in aggregate principal amount of its 8.125% senior subordinated notes due 2015 and recognized debt extinguishment costs of $8.3 million, comprised of tender/call premiums and professional fees associated with the repurchase and the write-off of deferred debt issuance costs.

(d) Provision for income taxes includes the tax effect of the other reconciling items identified herein and for fiscal 2010 a $1.1 million non-cash income tax charge for a valuation allowance on a deferred tax asset. Additionally, during the nine months ended April 24, 2010, the provision for income taxes includes the reversal of $1.0 million for certain income tax liabilities that were no longer required.

(e) The provision for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis this rate was 50.0% and 54.6% for the nine months ended April 30, 2011 and April 24, 2010, respectively. On a Non-GAAP basis, this rate was 42.1% and 49.3% for the nine months ended April 30, 2011 and April 24, 2010, respectively.

DYCOM INDUSTRIES INC.

3rd Quarter Presentation
May 25, 2011